INCOME TAXES (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018		Dec. 31, 2017	Dec. 31, 2016
Income Taxes Details Abstract
Current income taxes	$ (9.8)		$ (8.5)	$ (8.4)
Current income taxes of which corresponding to the current period	(9.8)		(8.5)	(7.3)
Current income taxes of which adjustments recognized in relation to prior years	0.0		0.0	(1.1)
Deferred income taxes	6.8		(34.4)	42.7
Deferred income taxes of which related to the origination or reversal of temporary differences	(4.9)		5.8	10.3
Deferred income taxes of which adjustments recognized in relation to prior years	10.7	[1]	0.0	32.4
Deferred income taxes of which adjustments due to change in tax rates	1.0		(40.2)	0.0
Total	$ (3.0)		$ (42.9)	$ 34.3

[1]	In 2018, deferred tax income in relation to prior years of USD 10.7 million refers mainly to reversals of allowances on deferred tax assets in connection with US tax losses carry forward (see not 26).